UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 November 29, 2012

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139699	98-0505761
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

6490 West Desert Inn Road, Las Vegas, Nevada 89146
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (702) 307-1680

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On January 25th, 2012, the Company’s Board ratified an executed Wireless Machine to Machine Communications Agreement with ATT Mobility II, LLC on behalf of its affiliates AT&T or AT&T Mobility (herein AT&T) pursuant to the terms of which Cytta agrees to purchase from AT&T and AT&T agrees to sell to Cytta wireless service for use in machine to machine communications on AT&T’s Wireless Network.  Setup, activation and additional details are currently being determined between the parties.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective on November 29th, 2011 Mr. Stephen Spalding ceased to be an Officer and Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

January 31st, 2012

Cytta Corp.

By: /s/ Gary Campbell

Gary Campbell, President

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